UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2004 (May 14, 2004)

NORTH FORK BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Broadhollow Road Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (631) 844-1004

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
CONSENT OF KPMG LLP
PRO FORMA FINANCIAL INFORMATION

     On May 27, 2004, North Fork Bancorporation, Inc., a Delaware corporation (“North Fork”) filed an initial Current Report on Form 8-K with the Securities and Exchange Commission, reporting the completion of the acquisition of The Trust Company of New Jersey, a New Jersey state-chartered bank (“Trustcompany”). This report amends Item 7, Financial Statements and Exhibits, to include the historical, pro forma, and other financial information required by Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Trustcompany’s Consolidated Financial Statements are hereby incorporated by reference to Exhibits 99.2 and 99.3 hereto.

(b)	Pro Forma Financial Information.

Pro forma financial information is attached as Exhibit 99.4 hereto.

(c)	Exhibits:

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of December 16, 2003 by and among North Fork Bancorporation, Inc., North Fork Bank and The Trust Company of New Jersey (incorporated herein by reference to Exhibit 2.3 to North Fork Bancorporation, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, filed on March 5, 2004).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1*	Press release issued by North Fork Bancorporation, Inc. on May 17, 2004.

99.2	Financial statements of The Trust Company of New Jersey (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on March 4, 2004).

99.3	Financial statements of The Trust Company of New Jersey (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on May 4, 2004).

99.4	Pro forma financial information.

*	Previously filed

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 29, 2004

NORTH FORK BANCORPORATION, INC.

By /s/ Daniel M. Healy

Daniel M. Healy
Executive Vice President/CFO

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of December 16, 2003 by and among North Fork Bancorporation, Inc., North Fork Bank and The Trust Company of New Jersey (incorporated herein by reference to Exhibit 2.3 to North Fork Bancorporation, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, filed on March 5, 2004).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1*	Press release issued by North Fork Bancorporation, Inc. on May 17, 2004.

99.2	Financial statements of The Trust Company of New Jersey (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on March 4, 2004).

99.3	Financial statements of The Trust Company of New Jersey (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on May 4, 2004).

99.4	Pro forma financial information.

*	Previously filed